UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported: September 2, 2016

SALEM MEDIA GROUP, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 10.1

EXHIBIT 10.2

EXHIBIT 10.3

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

KFIA(AM) Related Party Lease

On September 2, 2016, New Inspiration Broadcasting Company, Inc., a subsidiary of Salem Media Group, Inc. (“Company”) entered into a related party lease with trusts created for the benefit of Edward G. Atsinger III, Chief Executive Officer of the Company, and Stuart W. Epperson, Chairman of the Board of the Company (the “KFIA Lease”).  The KFIA Lease is for real property located at 1701 Athens Ave., Lincoln, CA and will be used to operate Company’s KFIA(AM) radio station.  The Nominating and Corporate Governance Committee (the “Committee”) of the Company reviewed the KFIA Lease and lease terms in comparable markets and determined that the terms of the transaction were no less favorable to the Company than those that would be available in a comparable transaction in arm’s length dealings with an unrelated third party.  The material terms of the KFIA Lease are as follows:

Lease Commencement	Location	Station Call Letters	Annual Rent (1)	Expiration Date (2)
October 1, 2016	Placer County, CA	KFIA(AM)	$122,383.22	2036

(1)

Annual rent is calculated as of October 1, 2016 for the first year of the KFIA Lease.  After the first year, the KFIA Lease is subject to annual increases of three percent (3%) or the Consumer Price Index (“CPI”), whichever is greater.

(2)

The initial term of the KFIA Lease commences on October 1, 2016 and expires on September 30, 2026.  The Company has two (2) successive options to extend the KFIA Lease for an additional five (5) years per option. The expiration date reported represents the expiration date assuming two (2) exercises of the KFIA Lease term occur at the Company’s option.

KKMS(AM) Related Party Lease

On September 2, 2016, Common Ground Broadcasting, Inc., a subsidiary of Salem Media Group, Inc. (“Company”) entered into a related party lease with trusts created for the benefit of Edward G. Atsinger III, Chief Executive Officer of the Company, and Stuart W. Epperson, Chairman of the Board of the Company (the “KKMS Lease”).  The Lease is for real property located at 2110 Cliff St., Minneapolis, MN and will be used to operate Company’s KKMS(AM) radio station.  The Nominating and Corporate Governance Committee (the “Committee”) of the Company reviewed the KKMS Lease and lease terms in comparable markets and determined that the terms of the transaction were no less favorable to the Company than those that would be available in a comparable transaction in arm’s length dealings with an unrelated third party.  The material terms of the KKMS Lease are as follows:

Lease Commencement	Location	Station Call Letters	Annual Rent (1)	Expiration Date (2)
November 1, 2016	Dakota County, MN	KKMS(AM)	$195,945.00	2036

(1)

Annual rent is calculated as of November 1, 2016 for the first year of the KKMS Lease.  After the first year, the KKMS Lease is subject to annual increases of three percent (3%) or the Consumer Price Index (“CPI”), whichever is greater.

(2)

The initial term of the KKMS Lease commences on November 1, 2016 and expires on October 31, 2026.  The Company has two (2) successive options to extend the KKMS Lease for an additional five (5) years per option. The expiration date reported represents the expiration date assuming two (2) exercises of the KKMS Lease term occur at the Company’s option.

KXFN(AM) Related Party Lease

On September 2, 2016, Caron Broadcasting, Inc., a subsidiary of Salem Media Group, Inc. (“Company”) entered into a related party lease with trusts created for the benefit of Edward G. Atsinger III, Chief Executive Officer of the Company, and Stuart W. Epperson, Chairman of the Board of the Company (the “KXFN Lease”).  The KXFN Lease is for real property located at 1400 Davis Street, Ferry Road, East Carondelet, IL (“Real Property”) and will be used as a night site to operate Company’s KXFN(AM) radio station.  The KXFN Lease also contains a provision which allows the Company to purchase the Real Property at any time during the term of the KXFN Lease for $295,000.  The Nominating and Corporate Governance Committee (the “Committee”) of the Company reviewed the KXFN Lease and the appraised value of the Real Property and applied a ten (10) year multiple analysis to determine that the terms of the transaction were no less favorable to the Company than those that would be available in a comparable transaction in arm’s length dealings with an unrelated third party.  The material terms of the KXFN Lease are as follows:

Lease Commencement	Location	Station Call Letters	Annual Rent (1)	Expiration Date (2)
July 1, 2016	St. Clair County, IL	KXFN(AM)	$30,000.00	2036

(1)

Annual rent is calculated as of July 1, 2016 for the first year of the KXFN Lease.  After the first year, the KXFN Lease is subject to annual increases of three percent (3%) or the Consumer Price Index (“CPI”), whichever is greater.

(2)

The initial term of the KXFN Lease commences on July 1, 2016 and expires on June 30, 2026.  The Company has two (2) successive options to extend the KXFN Lease for an additional five (5) years per option. The expiration date reported represents the expiration date assuming two (2) exercises of the KXFN Lease term occur at the Company’s option.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.  The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
10.1

Lease Agreement dated September 2, 2016 between New Inspiration Broadcasting Company, Inc. and Edward G. Atsinger III, not individually but as sole trustee of the Atsinger Family Trust /u/a dated October 31, 1980, as amended, and Stuart W, Epperson, not individually but solely as trustee of the Stuart W. Epperson Revocable Living Trust /u/a dated January 14, 1993, as amended.

10.2

Lease Agreement dated September 2, 2016 between Common Ground Broadcasting, Inc. and Edward G. Atsinger III, not individually but as sole trustee of the Atsinger Family Trust /u/a dated October 31, 1980, as amended, and Stuart W, Epperson, not individually but solely as trustee of the Stuart W. Epperson Revocable Living Trust /u/a dated January 14, 1993, as amended.

10.3

Lease Agreement dated September 2, 2016 between Caron Broadcasting, Inc. and Edward G. Atsinger III, not individually but as sole trustee of the Atsinger Family Trust /u/a dated October 31, 1980, as amended, and Stuart W, Epperson, not individually but solely as trustee of the Stuart W. Epperson Revocable Living Trust /u/a dated January 14, 1993, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: September 8, 2016	/s/Christopher J. Henderson
Christopher J. Henderson
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1

Lease Agreement dated September 2, 2016 between New Inspiration Broadcasting Company, Inc. and Edward G. Atsinger III, not individually but as sole trustee of the Atsinger Family Trust /u/a dated October 31, 1980, as amended, and Stuart W, Epperson, not individually but solely as trustee of the Stuart W. Epperson Revocable LivingLiving Trust /u/a dated January 14, 1993, as amended.

10.2

Lease Agreement dated September 2, 2016 between Common Ground Broadcasting, Inc. and Edward G. Atsinger III, not individually but as sole trustee of the Atsinger Family Trust /u/a dated October 31, 1980, as amended, and Stuart W, Epperson, not individually but solely as trustee of the Stuart W. Epperson Revocable Living Trust /u/a dated January 14, 1993, as amended.

10.3

Lease Agreement dated September 2, 2016 between Caron Broadcasting, Inc. and Edward G. Atsinger III, not individually but as sole trustee of the Atsinger Family Trust /u/a dated October 31, 1980, as amended, and Stuart W, Epperson, not individually but solely as trustee of the Stuart W. Epperson Revocable Living Trust /u/a dated January 14, 1993, as amended.